                                                    EXHIBIT 10.21


                      RECOGNITION AGREEMENT


                          by and among


               THE FIRST NATIONAL BANK OF BOSTON,
                    individually and as agent

                WELLSFORD REAL PROPERTIES, INC.,

                     COLUMN FINANCIAL, INC.,

               PARK AVENUE FINANCING COMPANY, LLC,

                      PAMC CO-MANAGER, INC.

                               and

                      277 PARK AVENUE, LLC





                   Dated as of April 25, 1997





                         277 Park Avenue
        Section 5, Block 1302, Lots 1001-1049 (inclusive)
                       County of New York
                        State of New York





After recording, please return to:

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, New York  10022

ATTN:  Harvey R. Uris, Esq.

                      RECOGNITION AGREEMENT

          THIS RECOGNITION AGREEMENT (this "Agreement"), made as of April 25, 1997, by and among THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("BOB" or, in its capacity as agent for the Holding Company Lenders under the terms of the Credit Agreement (as such terms are hereinafter defined), or any successor agent under the Credit Agreement approved in accordance with the terms of this Agreement, the "Agent"), having an address at 115 Perimeter Center Place, NE, Suite 500, Atlanta, Georgia 30346, WELLSFORD REAL PROPERTIES, INC., a Maryland corporation ("Wellsford"; BOB, Wellsford and the other entities that may become party to the Credit Agreement (as hereinafter defined) are hereinafter collectively referred to as the "Holding Company Lenders"), having an address at 610 Fifth Avenue, 7th Floor, New York, New York 10020, COLUMN FINANCIAL, INC., a Delaware corpora-tion (together with its successors and assigns, "Mortgage Lend-er"), having an address at 3414 Peachtree Road, N.E., Atlanta, Georgia 30326-1113, as mortgagee under the Mortgage (as herein-after defined), PARK AVENUE FINANCING COMPANY, LLC, a Delaware limited liability company (the "Holding Company"), having an address at 277 Park Avenue, New York, New York 10172, PAMC CO-MANAGER INC., a Delaware corporation (the "Co-Manager"; the Holding Company and the Co-Manager are, together, the "Holding Company Borrowers"), having an address at 277 Park Avenue, New York, New York 10172, and 277 PARK AVENUE, LLC, a Delaware limited liability company (the "Mortgage Borrower"), having an address at 277 Park Avenue, New York, New York 10172.

                      W I T N E S S E T H :

          WHEREAS, the Mortgage Borrower is the owner of certain fee, leasehold and reversionary interests in and to real property located in the City, County and State of New York and commonly known as 277 Park Avenue, as more particularly described in Exhibit "A" attached hereto and made a part hereof, and all buildings and improvements located thereon (collectively, the "Premises");

          WHEREAS, the Mortgage Lender has agreed to make a loan (the "Mortgage Loan") to the Mortgage Borrower in the aggregate principal amount of Three Hundred Forty-Five Million Dollars ($345,000,000) (the "Mortgage Loan Amount") evidenced by that certain Consolidated, Amended and Restated Promissory Note, dated as of the date hereof (the "Mortgage Note"), made payable by the Mortgage Borrower, as maker, in favor of the Mortgage Lender, as payee, in the original principal amount of $345,000,000, and se-cured by, among other things, (i) that certain Consolidated, Amended and Restated Mortgage, Security Agreement and Assignment of Rents (the "Mortgage"), dated as of the date hereof and intended to be recorded in the Office of the City Register, New York County, New York (the "Recording Office") prior to the recordation hereof, given by the Mortgage Borrower, as mortgagor, for the benefit of the Mortgage Lender, as mortgagee, which Mort-gage consolidates the mortgages set forth on Exhibit "B" attached hereto and made a part hereof, (ii) that certain Cash Management and Collateral Account Security, Pledge and Assignment Agreement

(the "Cash Management Agreement"), dated as of the date hereof, between the Mortgage Borrower and the Mortgage Lender, (iii) that certain Assignment of Leases and Rents (the "Assignment of Rents"), dated as of the date hereof and intended to be recorded in the Recording Office prior to the recordation hereof, given by the Mortgage Borrower, as assignor, for the benefit of the Mort-gage Lender, as assignee, and (iv) other related collateral. The Mortgage Note, the Mortgage, the Cash Management Agreement, the Assignment of Rents and all other agreements executed and delivered in connection with the Mortgage Loan, including, without limitation, the Loan Documents (as defined in the Mort-gage), the Private Placement Agency Agreement, of even date here-with, among the Mortgage Borrower, Donaldson, Lufkin & Jenrette Securities Corporation and 277 Park Avenue Finance Corp. (the "Depositor") and all other agreements executed for the benefit of the Mortgage Lender in connection with the Mortgage Loan are sometimes herein referred to collectively as the "Mortgage Loan Documents" and all obligations arising from or incurred in connection with the Mortgage Loan and the offering for sale by the Depositor of commercial mortgage pass-through certificates relating to the Mortgage Loan (the "Securitization") as specified in any or all of the Mortgage Loan Documents, including without limitation, indemnification and other obligations arising under the Mortgage Loan Documents or in connection with the Securi-tization, are sometimes herein referred to collectively as the "Mortgage Loan Obligations";

          WHEREAS, as set forth in that certain Credit Agreement (the "Credit Agreement"), dated as of the date hereof, by and among the Holding Company Borrowers, the Holding Company Lenders, Agent and certain other parties, the Holding Company Lenders have agreed to make a loan (the "Affiliate Loan") to the Holding Company Borrowers, as joint and several obligors, in the aggre-gate principal amount of Eighty Million Dollars ($80,000,000) evidenced by one (1) or more promissory notes, each dated as of the date hereof (collectively, and together with each other promissory note that may be issued by the Holding Company Borrowers under the Credit Agreement, the "Affiliate Note"), made payable by the Holding Company Borrowers, as maker, in favor of each Holding Company Lender, as payee, in the aggregate original principal amount of $80,000,000, and secured by, among other things, (i) those certain Stock Pledge Agreements (the "Stock Pledge Agreements") made by Stanley Stahl in favor of the Agent with respect to 100% of the capital stock of each of Park Avenue Management Corporation ("PAMC"), Co-Manager and PAFC Management, Inc. (the "Holding Company Managing Member") and all dividends and distributions in respect thereof, (ii) that certain Assign-ment of Member's Interest (the "Membership Pledge Agreement No. 1") made by the Co-Manager and the Holding Company in favor of the Agent with respect to the Co-Manager's 0.001% co-managing membership interest in the Mortgage Borrower and all distribu-tions in respect thereof and the Holding Company's 99.998% non-managing membership interest in the Mortgage Borrower and all distributions in respect thereof, (iii) that certain Assignment of Member's Interest (the "Membership Pledge Agreement No. 2") made by the Holding Company Managing Member and Stanley Stahl in favor of the Agent with respect to the Holding Company Managing Member's .001% managing member interest in the Holding Company and all dividends and distributions in respect thereof and Stan-ley Stahl's 99.999% non-managing membership interest in the Ho-lding Company and all dividends and distributions in respect thereof, (iv) that certain Cash Collateral Account Security, Pledge and Assignment Agreement (the "Affiliate Cash Management Agreement"), by and among the Mortgage Borrower, the Holding Company Borrowers, PAMC, Stanley Stahl and the Agent, (v) that certain Conditional Guaranty of Payment and Performance (the "Conditional Guaranty") made by Stanley Stahl in favor of the Holding Company Lenders and the Agent, and (vi) that certain Indemnity Agreement re: Hazardous Materials (the "Indemnity Agreement") made by Stanley Stahl and the Holding Company Bor-rowers in favor of the Holding Company Lenders and the Agent, each dated as of the date hereof (the Affiliate Note, the Credit Agreement, the Stock Pledge Agreements, the Membership Pledge Agreement No. 1, the Membership Pledge Agreement No. 2, the Affiliate Cash Management Agreement, the Conditional Guaranty, the Indemnity Agreement and any other documents relating thereto executed and delivered in connection therewith are sometimes col-lectively referred to herein as the "Affiliate Loan Documents" and all of the obligations evidenced and secured thereby, whether now or hereafter existing, whether for principal, premium, if any, interest, fees, expenses, indemnification obligations or otherwise, under the Affiliate Loan Documents, are sometimes collectively referred to herein as the "Holding Company Obligations";

          WHEREAS, the Agent and the Holding Company Lenders have agreed to acknowledge and recognize that the Holding Company
Obligations are not in any way obligations of the Mortgage
Borrower or PAMC;

          WHEREAS, Mortgage Lender has agreed to recognize certain rights of the Agent and the Holding Company Lenders under the Affiliate Loan Documents as provided herein; and

          WHEREAS, it is a condition to the Mortgage Lender's making of the Mortgage Loan and the Holding Company Lender's making of the Affiliate Loan that the parties hereto make, exe-cute and deliver this Agreement;

          NOW, THEREFORE, in consideration of the premises and in consideration of other good and valuable consideration, the re-ceipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Except as otherwise noted, all initially capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Mortgage or in that certain Trust and Servicing Agreement (the "Trust and Servicing Agreement"), dated on or about the date hereof, among the Depositor, The Chase Manhattan Bank, as trustee (the "Trustee"), and GE Capital Asset Management Corporation, as servicer (the "Servicer").

          2. No Liability for Affiliate Loan. The Holding Company Lenders hereby acknowledge and agree that none of the Mortgage Borrower, PAMC or the Depositor will ever have any lia-bility or obligation whatsoever with respect to the Affiliate Note or otherwise in connection with the payment of the Affiliate Loan.

          3. Characterization of Affiliate Loan. The Agent and the Holding Company Lenders acknowledge and agree, without diminishing their rights under Section 8(a) hereof, that:

               (a) the Affiliate Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing, a lien or encumbrance upon, or security interest in, the Mortgaged Property or any portion thereof (other than a pledge of certain stock and limited liability company membership interests in the Mortgage Borrower and certain of its affiliates as set forth in the Affiliate Loan Documents) or otherwise grant-ing to the Agent or the Holding Company Lenders the status as a creditor of the Mortgage Borrower, PAMC or the Depositor;

               (b) neither the Agent nor the Holding Company Lenders shall assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Mortgaged Property or any status as a creditor of the Mortgage Borrower, PAMC or the Depos-itor in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against the Mortgage Borrower or the Holding Company Borrowers; and

               (c) neither the Agent nor the Holding Company Lenders shall assert, pursue, confirm or acquiesce in any way to any recharacterization of the Affiliate Loan as having conferred upon the Agent or the Holding Company any lien or encumbrance upon, or security interest in, the Mortgaged Property or any portion thereof or as having conferred upon the Agent or the Holding Company Lenders the status of a creditor of the Mortgage Borrower, PAMC or the Depositor.

          4.   Consent to Pledges; Receipt of Instruction Letter.

               (a) The Mortgage Lender hereby consents to the granting by Stanley Stahl, the Co-Manager, the Holding Company and the Holding Company Managing Member to the Agent of a securi-ty interest in certain stock and limited liability company mem-bership interests in the Mortgage Borrower and certain of its affiliates pursuant to the terms of the Stock Pledge Agreements, the Membership Pledge Agreement No. 1 and the Membership Pledge Agreement No. 2. The granting by the Mortgage Lender of such consent shall be limited to the security interests described in the Stock Pledge Agreements, the Membership Pledge Agreement No. 1 and the Membership Pledge Agreement No. 2 and shall not relieve or be construed to relieve the Mortgage Borrower from the re-quirement of obtaining the Mortgage Lender's prior express writ-ten consent to any other or further Transfers required under the Mortgage Loan Documents.

               (b)  The Mortgage Lender hereby acknowledges
receipt of a copy of an instruction letter (the "Instruction Letter") of even date herewith from each of the Mortgage Borrower and the Agent with respect to the disbursement of Excess Cash Flow (as defined in the Cash Management Agreement) and other amounts pursuant to Section 3(i) of the Cash Management Agreement, if any, to the Agent and agrees that, unless otherwise jointly instructed in writing by the Agent and the Mortgage Borrower, all Excess Cash Flow and all other amounts pursuant to
Section 3(i) of the Cash Management Agreement, if any, required or permitted to be released to the Agent under the terms of the Cash Management Agreement shall be disbursed to the Agent in accordance with the Instruction Letter and the Cash Management Agreement.

          5. Notice and Cure Rights. The Mortgage Lender hereby agrees with and for the benefit of the Agent and the Holding Company Lenders that, when giving notice to the Mortgage Borrower with respect to a default or Event of Default under the Mortgage Loan Documents or an acceleration of the Mortgage Loan, the Mortgage Lender will also give a copy of any such notice to the Agent and, except in connection with the Mortgage Borrower's failure to repay the Mortgage Loan in full on the Scheduled Maturity Date (as defined in the Mortgage Note), the Agent and the Holding Company Lenders shall thereafter be afforded an op-portunity, prior to the acceleration of the Mortgage Loan by the Mortgage Lender, but without waiving the Event of Default, within thirty (30) days of the giving of such notice by the Mortgage Lender to the Agent, to cure curable monetary and non-monetary Events of Default under the Mortgage Loan Documents, subject, in the case of any non-monetary default that is not susceptible of being cured within such thirty (30) day period, to an extension of such thirty (30) day period provided that the cure of such non-monetary default is being diligently and continuously pursued to completion by or on behalf of the Holding Company Lenders. Throughout such thirty (30) day cure period (as the same may be extended in accordance with the immediately preceding sentence in the case of certain non-monetary defaults) and for so long as the cure of the Mortgage Borrower's default is being diligently and continuously pursued to completion by the Agent or the Holding Company Lenders, the Mortgage Lender shall forbear from acceler-ating the Mortgage Loan. In the event that the Agent or the Holding Company Lenders shall cure any Event of Default under the Mortgage Loan Documents pursuant to the cure rights granted to such parties hereunder, then the same shall constitute a Permitted Cure as defined in and contemplated by the Cash Management Agreement.

          6. Purchase Option. The Mortgage Lender hereby agrees with and for the benefit of the Holding Company Lenders that, in the case of an Event of Default under the Mortgage Loan Documents resulting in an acceleration of the Mortgage Loan by the Mortgage Lender, the Holding Company Lenders shall have a one
(1) time right, exercisable on written notice (an "Exercise Notice") given by the Holding Company Lenders to the Mortgage Lender within ten (10) Business Days after receipt by the Agent of notice of such acceleration, without waiving or curing the Event of Default, to purchase all right, title and interest of the Mortgage Lender in and to the Mortgage Loan in its entirety at a price equal to the greater of (x) the fair market value of the Mortgage Loan and (y) the aggregate of the principal, all ac-crued and unpaid interest (including, if applicable, interest at the default rate), late charges, prepayment premiums and all other amounts due from the Mortgage Borrower under the Mortgage Loan Documents as set forth by the Mortgage Lender in a notice given to the Holding Company Lenders within five (5) Business Days after the Mortgage Lender's receipt of the Exercise Notice, as such notice may be updated through the closing date of the purchase of the Mortgage Loan. The closing of the purchase of the Mortgage Loan by the Holding Company Lenders pursuant to the Exercise Notice shall take place within fifteen (15) Business Days after delivery of the Exercise Notice at such place in New York County, New York as shall be reasonably designated by the Mortgage Lender. At any such closing the Mortgage Lender shall, upon receipt of (i) the applicable purchase price therefor and
(ii) an Opinion of Counsel to the effect that such purchase constitutes a "qualified liquidation" (as such term is defined in Section 860F(a)(4) of the Code), assign and transfer to the Hold-ing Company Lenders all right, title and interest of the Mortgage Lender in and to the Mortgage Loan and all Mortgage Loan Docu-ments and lender's title insurance policies then held by the Mortgage Lender pursuant to such instruments of assignment (which, in the case of any recorded Mortgage Loan Documents, shall be in recordable form) as shall be reasonably acceptable to the Mortgage Lender and the Holding Company Lenders. Any sale of the Mortgage Loan by the Mortgage Lender to the Holding Company Lenders pursuant to the foregoing purchase option shall be with-out any representation by and/or recourse to the Mortgage Lender, except for representations from the Mortgage Lender that it has good title to the Mortgage Loan and has all requisite right and authority to sell and assign the same to the Holding Company Lenders. In the event that the purchase price for the Mortgage Loan shall be based upon the fair market value thereof and the Holding Company Lenders shall dispute the Mortgage Lender's calculation of the fair market value of the Mortgage Loan by written notice to the Mortgage Lender (a "Dispute Notice") within five (5) Business Days after the delivery by the Mortgage Lender of its fair market value determination, then the parties shall use good faith efforts for a period of up to five (5) Business Days after the delivery of the Dispute Notice to agree upon the fair market value of the Mortgage Loan and, in the event no such agreement is reached, neither party shall have any further obligation to the other in connection with the sale and purchase of the Mortgage Loan. The Holding Company Lenders will pay all costs and expenses incurred by the Mortgage Lender in connection with the Holding Company Lender's exercise of their rights under this Section 6.

          7.   Status as Permitted Owner.

               (a) The Mortgage Lender hereby acknowledges that, for so long as the Agent (or its successor by merger or any successor agent approved in accordance with the terms of this Agreement) shall be the agent for the Holding Company Lenders under the Credit Agreement, the Holding Company Lenders, the Agent or their nominee shall be recognized by the Mortgage Lender as a Permitted Owner in the event that the Agent, the Holding Company Lenders or their nominee shall succeed to beneficial ownership of the Mortgage Borrower by UCC foreclosure sale or otherwise in the exercise of their rights under the Affiliate Loan Documents and, in such event, (i) no other consent of the

Mortgage Lender shall be required as a condition precedent to a transfer of beneficial ownership of the Mortgage Borrower to the Holding Company Lenders, the Agent or their nominee and (ii) the Holding Company Lenders (in lieu of the Mortgage Borrower) shall comply with the requirements of Section 12(f) of the Mortgage. Notwithstanding the foregoing, for so long as the Mortgage Loan shall be subject to the Securitization, the Mortgage Lender shall not recognize as a Permitted Owner any subsequent transferee of the Holding Company Lenders, the Agent or their nominee following the transfer of beneficial ownership of the Mortgage Borrower to the Holding Company Lenders, the Agent or their nominee by UCC foreclosure sale or otherwise in the exercise of their rights under the Affiliate Loan Documents unless the Rating Agency shall, within twenty (20) Business Days after written request, confirm in writing that, based upon a standard of commercial reasonableness, no withdrawal, qualification or downgrading of the then current rating of the Certificates shall result solely as a result of any such transfer by the Holding Company Lenders, the Agent or their nominee.

               (b) The Mortgage Lender hereby acknowledges that if, in connection with a prosecution by the Agent or the Holding Company Lenders of a foreclosure action under the UCC or other realization by the Agent or the Holding Company Lenders upon the collateral for the Affiliate Loan following a default by the Holding Company Borrowers or any other party under the Affiliate Loan Documents, Donaldson, Lufkin & Jenrette, Inc. ("DLJ, Inc.") should exercise its first offer right to purchase the Affiliate Loan, then DLJ, Inc. shall be recognized by the Mortgage Lender as a Permitted Owner. Notwithstanding the foregoing, for so long as the Mortgage Loan shall be subject to the Securitization, the Mortgage Lender shall not recognize as a Permitted Owner any subsequent transferee of DLJ, Inc. unless the Rating Agency shall confirm to the Mortgage Lender in writing, within ten (10) Business Days after written request therefor, that, based on a standard of commercial reasonableness, no withdrawal, qualifica-tion or downgrading of the then current rating of the Certifi-cates shall result from any such transfer by DLJ, Inc.

               (c) In connection with the enforcement of the Affiliate Loan Documents by the Agent of the Holding Company Lenders or otherwise upon the written request of the Agent or the Holding Company Lenders, the Mortgage Lender shall cause the Rat-ing Agency to furnish to the Holding Company Lenders the Rating Agency's approval or disapproval of the identity of any one (1) or more (x) proposed transferees of the collateral for the Affil-iate Loan, (y) Permitted Owners and/or (z) Qualifying Managers, in each case within ten (10) Business Days after written request therefor and submission to the Rating Agency of such information as may reasonably be required by the Rating Agency in order to so furnish its approval or disapproval of such transferees, which approval, in the case of a transferee of the collateral for the Affiliate Loan or as to a proposed Permitted Owner, shall not be unreasonably withheld based on a standard of commercial reason-ableness, and in any event, any such Rating Agency approval shall be evidenced by the Rating Agency's confirmation of no with-drawal, qualification or downgrading of the then current rating of the Certificates solely as a result of any such transfer. The

Holding Company Lenders will pay all costs and expenses incurred by the Mortgage Lender in connection with the Holding Company
Lender's exercise of their rights under this Section 7.

          8.   Bankruptcy Matters.

               (a) The Mortgage Lender hereby agrees that if a voluntary or involuntary bankruptcy filing or any other insol-vency proceeding under any local, state or federal law, shall be commenced with respect to the Mortgage Borrower or any of its di-rect or indirect beneficial owners (a "Bankruptcy Filing"), then the Mortgage Lender shall not challenge or object to (A) the standing of the Agent to be recognized in any Bankruptcy Filing as a party-in-interest of the Mortgage Borrower through its rela-tionship as a creditor and/or party in interest of the Holding Company Borrowers and their direct and indirect beneficial owners and (B) the exercise by the Agent of its right to exercise all voting and other management or approval rights and powers of the Mortgage Borrower and its direct and indirect beneficial owners either in its capacity as a secured creditor of the Holding Com-pany Borrowers or their direct or indirect beneficial owners or as successor to such parties by UCC foreclosure.

               (b) The Holding Company Lenders will not, in their capacity as creditors of the Holding Company Borrowers, file a petition in bankruptcy with respect to the Mortgage Borrower or PAMC or seek to consolidate the Mortgage Borrower or PAMC in the bankruptcy proceeding of any member or other direct or indirect beneficial owner of the Mortgage Borrower, including any of the Holding Company Borrowers.

               (c) The Mortgage Lender will not declare an Event of Default solely as a result of the occurrence of any of the events described in clauses (f) or (g) of the definition of "Event of Default" in the Mortgage with respect to any member of the Mortgage Borrower unless such event shall cause a dissolution of the Mortgage Borrower or a disruption of the payment of debt service or other amounts payable under the Mortgage Note and the other Mortgage Loan Documents.

               (d) If the Holding Company Lenders, in violation of the express provisions hereof, shall commence, prosecute or participate in any suit, action, case or proceeding against the Mortgage Borrower, the Mortgage Lender may intervene and inter-pose such defense or plea as it shall elect, including that of bad faith filing by the Agent and/or the Holding Company Lenders, and shall, in any event, be entitled to restrain, the actions relating to the Mortgaged Property or the Mortgage Borrower in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding.

          9. Selection of Property Manager. Following the oc-currence of an event of default under the Affiliate Loan Documents beyond any applicable notice and cure period, the Holding Company Lenders or the Agent (in lieu of the Mortgage Borrower) shall have the right to select a new Manager of the Mortgaged Property, subject to the terms of the Mortgage with respect thereto, including, without limitation, that such new

Manager be or employ a Qualifying Manager.

          10.  Estoppel Certificates.

               (a) The Mortgage Lender shall, from time to time (but not more than twice in any six (6) month period), upon twenty (20) days' prior written request by the Agent of the Holding Company Lenders, execute, acknowledge and deliver to the Holding Company Lenders a certification signed by an authorized officer or officers of the Mortgage Lender setting forth (a) the amount of accrued and unpaid interest and the outstanding prin-cipal amount of the Mortgage Note and (b) either that, to the actual knowledge of the signer of such certificate and based on no independent investigation, no Event of Default exists or, if any Event of Default shall then exist and be continuing, speci-fying any such Event of Default of which the Mortgage Lender has actual knowledge.

               (b) The Agent shall, from time to time (but not more than twice in any six (6) month period), upon twenty (20) days' prior written request by the Mortgage Lender, execute, ac-knowledge and deliver to the Mortgage Lender a certification signed by an authorized officer or officers of the Agent setting forth (a) the amount of accrued and unpaid interest and the out-standing principal amount of the Affiliate Note and (b) either that, to the actual knowledge of the signer of such certificate and based on no independent investigation, no event of default exists or, if any event of default shall then exist and be continuing under the Affiliate Loan Documents, specifying any such event of default of which the Agent has actual knowledge.

          11. Substitute Agent. Except in connection with a merger of the Agent with and into another Person, if the Mortgage Loan is the subject of the Securitization neither the Agent nor the Holding Company Lenders shall seek, cause, suffer or permit the substitution for the Agent of a new agent under the Credit Agreement unless and until the Holding Company Lenders shall have received written confirmation from the Rating Agency that, based on a standard of commercial reasonableness, such substitution will not result in the withdrawal, qualification or downgrading of the then current ratings assigned to the Certificates by the Rating Agency. In the event that the Agent or the Holding Compa-ny Lenders shall seek to obtain the Rating Agency's confirmation as to any proposed substitution of a new agent in place of the current Agent under the Credit Agreement, then, within ten (10) Business Days after written request by the Agent and/or the Holding Company Lenders to the Rating Agency and the submission by the Agent and/or the Holding Company Lenders to the Mortgage Lender and the Rating Agency of all information and materials reasonably necessary in connection with such request, the Rating Agency shall indicate its consent to or disapproval of such substitution (based on a standard of commercial reasonableness), failing which the Rating Agency shall be deemed to have disap-proved of such proposed substitution. The granting by the Rating Agency of any such consent shall not be construed to relieve the Holding Company Lenders, the Agent and/or any new agent under the Credit Agreement from the requirement of obtaining the Rating Agency's prior express written confirmation with respect to any other or further substitution for the agent under the Credit Agreement.

          12. No Increase in Principal Indebtedness. The Mortgage Lender and the Mortgage Borrower shall not enter into any amendment or modification of the Mortgage Loan Documents providing for any increase in the principal indebtedness out-standing under the Mortgage Note in excess of the then unamor-tized principal balance thereof; provided, however, that neither the foregoing nor any of the other terms and conditions hereof shall prohibit or restrict:

          (a) any increase in the principal indebtedness out-standing under the Mortgage Note (i) in connection with any disbursement by the Mortgage Lender of such sums as the Mortgage Lender deems reasonably necessary or appropriate to protect the Mortgage Lender's interest in the Mortgaged Property (including, but not limited to, disbursement of reasonable attorneys' fees and disbursements, costs relating to the entry upon the Mortgaged Property to make repairs or the taking of other action to protect the security of or enforce the terms and provisions of the Mortgage, and the payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of the Mortgage Lender appears to be prior or superior to the Mortgage), P&I Ad-vances and Servicing Advances (as defined in the Trust and Servicing Agreement) (whether by the Servicer, the Trustee or otherwise) or (ii) in connection with the capitalization of accrued and unpaid interest under the Mortgage Note or the re-setting of the interest rate payable thereunder fol-lowing the occurrence of any Event of Default;

          (b) the right of the Mortgage Lender, the Trustee, the Servicer and/or the Special Servicer to extend the maturity date of the Mortgage Note for a period of up to two (2) years after the initially scheduled maturity date thereunder in accordance with the terms of the Trust and Servicing Agreement; and

          (c) subject to Section 5 of this Agreement, the exer-cise by the Mortgage Lender, the Trustee, the Servicer and/or the Special Servicer at any time following and during the continuance of an Event of Default of any of its or their rights under the Mortgage Loan Documents.

           13. Amendment of Cash Management Agreement. Unless and until the Affiliate Loan shall have been paid in full, the Mortgage Lender and the Mortgage Borrower shall not enter into any amendment or modification of (a) the Cash Management Agree-ment or (b) any of the transfer restrictions, provisions relating to the approval of Managers of the Premises or monetary terms of the Mortgage without the prior written consent of the Agent (or the then holders of a majority in principal amount of the then outstanding Affiliate Note); provided, however, that the monetary terms of the Mortgage and/or any of the provisions thereof relating to the approval of Managers of the Premises and/or any of the terms of the Cash Management Agreement may be modified after and during the continuance of any Event of Default in the sole discretion of the Mortgage Lender and without being required to obtain the consent or approval of, or being required to give any notice to, the Agent or the Holding Company Lenders.

          14. Transfer Restrictions. In connection with any prosecution by the Agent or the Holding Company Lenders of a foreclosure action under the UCC or other realization by the Agent or the Holding Company Lenders upon the collateral for the Affiliate Loan, the Holding Company Lenders shall not cause any Event of Default by failing to comply with the transfer restric-tions set forth in the Mortgage with respect to direct and indi-rect ownership interests in the Mortgage Borrower and the Mort-gaged Property, shall expressly advise each bidder for and/or proposed transferee of such collateral as to the Permitted Owner provisions and other Transfer restrictions in the Mortgage and shall request of any such party as may succeed to ownership of the collateral for the Affiliate Loan that such party act under the Affiliate Loan Documents in a manner consistent with such provisions and restrictions.

          15. Successors and Assigns. All of the covenants, agreements and provisions contained in this Agreement shall be binding upon all of the parties hereto and inure to the benefit solely of (i) Mortgage Lender and its successors and assigns, including the Trustee, the Servicer and the Special Servicer,
(ii) BOB, Wellsford and future holders of Affiliate Notes and their respective successors and assigns, in their capacity as Holding Company Lenders, (iii) the Agent and its successor by merger, in its capacity as agent under the Credit Agreement, and
(iv) any successor agent to the Agent approved by the Rating Agency in accordance with Section 11 hereof. No other person (including, without limitation, the Mortgage Borrower or the Holding Company Borrowers) shall have standing to require compli-ance with such covenants, agreements and provisions or be deemed, under any circumstances, to be a beneficiary of such covenants, agreements and provisions.

          16. Modification. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          17. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York.

          18. Securitization. The rights of Mortgage Lender under this Agreement are intended to be assigned on the date hereof, together with the other Mortgage Loan Documents, to the Depositor, and immediately thereafter Depositor will deposit the Loan Documents into a trust to be held by the Trustee as an asset in a Securitization for the benefit of the holders of the Certificates. The Holding Company Lenders hereby consent to such assignments in connection with the Securitization and agree that the terms and provisions hereof shall inure to the benefit of and be binding upon each such assignees as though each such assignee were the named Mortgage Lender herein.

          19. Permitted Acts of Mortgage Lender. The Holding Company Lenders hereby agree that the Mortgage Lender may, from time to time, at its sole discretion and without notice to or consent of or from the Holding Company Lenders, and without af-fecting the obligations of the Holding Company Lenders herein, take any or all of the following actions:

               (a) retain or obtain a lien or security interest in any property (other than the collateral described in the Affiliate Loan Documents) to secure all or any part of the Mort-gage Loan;

               (b) consistent with the provisions of Section 12 hereof, change the maturity date, manner, place or terms of payments or interest rates or change or extend the time of payment of, renew or alter, all or any part of the Mortgage Loan, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions hereof shall apply to the Mortgage Loan as so changed, extended, renewed or altered;

               (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Mortgage Loan (including, without limitation, the Mortgaged Property) or any part thereof or any other liabilities incurred directly or indirectly in respect thereof or hereof, and/or any offset with respect thereto;

               (d) exercise, refrain from exercising or release any of its rights and/or remedies against the Mortgage Borrower or other Persons (including, without limitation, any guarantor of the Mortgage Loan Obligations) or otherwise act or refrain from acting; and

               (e) settle or compromise the Mortgage Loan or any part thereof or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Mortgage Borrower.

          20. Specific Performance. The Mortgage Lender, the Agent and the Holding Company Lenders are each hereby authorized to demand specific performance of this Agreement and each hereby irrevocably waive any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

          21. Obligations Hereunder Not Affected. All rights, interests and obligations of the parties under this Agreement shall remain in full force and effect irrespective of:

                    (i) any lack of validly or enforceability of the Mortgage, the Mortgage Note or any of the other Mortgage
     Loan Documents;

                    (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Mortgage Loan or any other amendment or waiver of or any consent to or departure from the Mortgage, the Mortgage Note or any of the other Mortgage Loan Documents made in accordance with the terms hereof;

                    (iii)  any exchange, release or non-
     perfection of any collateral for all or any of the Mortgage
     Loan; or

                    (iv)  any other circumstance which might
     otherwise constitute a defense available to a subordinated creditor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment on account of the Mortgage Loan is rescinded or must otherwise be returned by the Mortgage Lender upon the insolvency, bankruptcy or reorganization of the Mortgage Borrower or otherwise in any legal proceeding, all as though such payment had not been made.

          22. No Interference. The Holding Company Lenders, in their capacity as lenders to the Holding Company Borrowers and without diminishing their rights under Section 8(a)hereof, agree not to contest, obstruct, hinder, challenge, question, seek to enjoin or otherwise interfere with in any manner the Mortgage Lender in the exercise of its rights or remedies in respect of the Mortgage Loan, in any settlement or "work-out" discussions or in any sale, auction or transfer of any portion of the Mortgaged Property pursuant to such remedies or discussions.

          23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

          24. Severability. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law and are intended to be limited to the extent necessary to avoid rendering this Agreement invalid, illegal or unenforceable. In the event that any of the terms, covenants, conditions or other provisions of this Agreement shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining terms, covenants, conditions and other provisions of this Agreement shall in no way be affected, prejudiced or disturbed thereby.

          25. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by overnight courier, mailed postage prepaid, or transmitted by facsimile transmission, and confirmed by a similar writing delivered by any method aforesaid, and addressed as follows:

          If to the Holding Company Lenders:

          The First National Bank of Boston,
            individually and as Agent
          115 Perimeter Center Place, NE
          Suite 500
          Atlanta, Georgia  30346
          Attention:  Mark E. Basham
          Facsimile No:  (404) 390-8434

               -and to-

          The First National Bank of Boston,
            individually and as Agent
          100 Federal Street
          Boston, Massachusetts  02110
          Attention:  Real Estate Division
          Facsimile No:  (617) 434-7108

               -and to-

          Wellsford Real Properties, Inc.
          610 Fifth Avenue, 7th Floor
          New York, New York  10020
          Attention:  Greg Hughes
          Facsimile No.:  (800) 531-2301

          with a copy in each case to:

          Long Aldridge Norman L.L.P.
          5300 Suntrust Tower
          303 Peachtree Street
          Atlanta, Georgia  30308
          Attention:  William F. Timmons, Esq.
          Facsimile No.:  (404) 527-4198

               -and to-

          Robinson Silverman Pearce Aronsohn & Berman, LLP
          1290 Avenue of the Americas
          33rd Floor
          New York, New York  10104
          Attention:  Alan Pearce, Esq.
          Facsimile:  (212) 541-4630

          If to the Mortgage Lender:

          The Chase Manhattan Bank, as trustee,
            assignee of the Mortgage Lender
          Global Trust Services
          450 West 33rd Street, 10th Floor
          New York, New York 10001
          Attention: Mr. Ronald M. Feldman
          Facsimile No.: (212) 946-8191

          with a copy to:

          Cadwalader, Wickersham & Taft
          100 Maiden Lane

          New York, New York  10038
          Attention:  Michael S. Gambro, Esq.
          Facsimile No.: (212) 504-6666

          If to the Holding Company Borrowers:

          Park Avenue Financing Company LLC
          277 Park Avenue
          New York, New York  10172
          Attention:  Stanley Stahl
          Facsimile No.: (212) 223-4609

               -and to-

          PAMC CO-Manager Inc.
          277 Park Avenue
          New York, New York  10172
          Attention:  Stanley Stahl
          Facsimile No.: (212) 223-4609

          with a copy in each case to:

          Latham & Watkins
          885 Third Avenue
          New York, New York  10022-4802
          Attention:  Richard Chadakoff, Esq.
          Facsimile No.: (212) 751-4864

          If to the Mortgage Borrower:

          277 Park Avenue, LLC
          277 Park Avenue
          New York, New York  10172
          Attention:  Stanley Stahl
          Facsimile No.: (212) 223-4609

          with a copy to:

          Latham & Watkins
          885 Third Avenue
          New York, New York  10022-4802
          Attention:  Richard Chadakoff, Esq.
          Facsimile No.:  (212) 751-4864

          If to the Rating Agency:

          Duff & Phelps Credit Rating Co.
          55 East Monroe Street
          Chicago, Illinois  60603
          Attention:     Structured Finance - Commercial Real
                         Estate Monitoring
          Facsimile No.:  (312) 263-2852

or to such other address as any of the foregoing parties or entities may designate in writing to the other parties hereto. Any such notice, demand or communication given hereunder by hand or overnight courier shall be effective upon delivery, except that if a notice is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice shall be deemed to have been delivered on the date of such refusal or inability to deliver, or, with respect to certified mail, three (3) days after mailing as aforesaid and in the case of notices sent by facsimile transmission, upon "answer back", provided notices of default or acceleration shall only be deemed given or served as of the date of delivery, except that if a notice is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          26. Conflict. In the event of any inconsistency between this Agreement, on the one hand, and the Affiliate Loan Documents and/or the Mortgage Loan Documents, on the other hand, then it is expressly understood and agreed that, as among the Agent, the Holding Company Lenders, the Mortgage Lender and the Mortgage Borrower, the terms and provisions of this Agreement shall govern and prevail.

          27. Termination. Upon repayment in full of the indebtedness evidenced by the Mortgage Loan Documents and the Affiliate Loan Documents, the parties hereto agree to execute, acknowledge and deliver a termination of this Agreement in recordable form.

           [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have each executed this Agreement as of the day and year first written above.


                         THE FIRST NATIONAL BANK OF BOSTON, in-
dividually and as agent


                         By: /s/ Mark E. Basham
                             -----------------------------------
                             Name:  Mark E. Basham
                             Title: Managing Director


                         WELLSFORD REAL PROPERTIES, INC.


                         By: /s/ Edward Lowenthal
                             -----------------------------------
                             Name:  Edward Lowenthal
                             Title: President


                         COLUMN FINANCIAL, INC.


                         By: /s/ Theresa Korin
                             -----------------------------------
                             Name:  Theresa Korin
                             Title:


                         PARK AVENUE FINANCING COMPANY, LLC

                         By: PAFC Management, Inc.


                             By: /s/ Stanley Stahl
                             -----------------------------------
                                  Name:  Stanley Stahl
                                  Title:


                         PAMC CO-MANAGER INC.


                         By: /s/ Stanley Stahl
                             -----------------------------------
                             Name:  Stanley Stahl
                             Title:


                         277 PARK AVENUE, LLC

                         By: Park Avenue Management
                             Corporation

                             By:  /s/ Stanley Stahl
                             -----------------------------------
                                  Name:  Stanley Stahl
                                  Title:


                         By:  PAMC Co-Manager Inc.


                             By:  /s/ Stanley Stahl
                             -----------------------------------
                                  Name:  Stanley Stahl
                                  Title:

STATE OF NEW YORK   )
                    )  : ss.
COUNTY OF NEW YORK  )

          On this 25th day of April, 1997 before me personally came Mark E. Basham, to me known, who being by me duly sworn, did depose and say that he resides at ___________________ that he is a Managing Director of THE FIRST NATIONAL BANK OF BOSTON, the national banking association described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said national banking association.


_______________________________
Notary Public







STATE OF NEW YORK   )
                    )  : ss.
COUNTY OF NEW YORK  )

          On this 25th day of April, 1997 before me personally came __________, to me known, who being by me duly sworn, did
depose and say that   he resides at ___________________ that  he
is a ________________ of WELLSFORD REAL PROPERTIES, INC., the corporation described in and which executed the above instrument;
and that   he signed [ his / her ] name thereto by authority of
the board of directors of said corporation.


_______________________________
Notary Public

STATE OF NEW YORK   )
                    )  : ss.
COUNTY OF NEW YORK  )

          On this 25th day of April, 1997 before me personally came __________, to me known, who being by me duly sworn, did
depose and say that   he resides at ___________________ that  he
is a ________________ of THE COLUMN FINANCIAL, INC., the corporation described in and which executed the above instrument;
and that   he signed [his / her ] name thereto by authority of
the board of directors of said corporation.


_______________________________
Notary Public







STATE OF NEW YORK   )
                    )  : ss.
COUNTY OF NEW YORK  )

          On this 25th day of April, 1997 before me personally came __________, to me known, who being by me duly sworn, did depose and say that he resides at ___________________ that he is a ________________ of PAFC Management Inc., a corporation de-scribed in and which is the managing member of PARK AVENUE FINANCING COMPANY, LLC, the limited liability company that exe-cuted the foregoing instrument; and that this instrument has been duly executed by such corporation as the act and deed of PARK AVENUE FINANCING COMPANY, LLC; and that said _________________ executed the same.


_______________________________
Notary Public

STATE OF NEW YORK   )
                    )  : ss.
COUNTY OF NEW YORK  )

          On this 25th day of April, 1997 before me personally came __________, to me known, who being by me duly sworn, did
depose and say that   he resides at ___________________ that  he
is a ________________ of THE PAMC CO-MANAGER, INC., the corpora-tion described in and which executed the above instrument; and
that   he signed [ his / her ] name thereto by authority of the
board of directors of said corporation.


_______________________________
Notary Public







STATE OF NEW YORK   )
                    )  : ss.
COUNTY OF NEW YORK  )

          On this 25th day of April, 1997 before me personally came __________, to me known, who being by me duly sworn, did depose and say that he resides at ___________________ that he is a ________________ of Park Avenue Management Corporation and a __________ of PAMC Co-Manager Inc., the corporations described in and which are the managing members of 277 PARK AVENUE, LLC, the limited liability company that executed the foregoing instrument; and that this instrument has been duly executed by such corpora-tions as the act and deed of 277 PARK AVENUE, LLC; and that said _________________ executed the same.


_______________________________
Notary Public

                            Exhibit A
                   (Real Property Description)

                            Exhibit B
                  (Description of the Mortgage)